Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,605,155.72
Previously Paid Amount	5,793.36
Total Fee Amount	8,360.04
Total Offset Amount	0.00
Net Fee	$ 2,566.68